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                                                                   EXHIBIT 23.5


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion as an exhibit to this registration statement on Amendment No. 5 to Form S-4 of Fleetwood Enterprises, Inc., to be filed on or about June 24, 1998, of our report dated October 24, 1997, on our audits of the financial statements of McDonald Mobile Homes, Inc. We also consent to the reference to our firm under the caption "Experts".



                                        /s/ COOPERS & LYBRAND L.L.P.
                                        COOPERS & LYBRAND L.L.P.



Tulsa, Oklahoma
June 22, 1998